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                                                                   April 7, 1992

                          FUND PARTICIPATION AGREEMENT

HARTFORD LIFE INSURANCE COMPANY ("Company") and TWENTIETH CENTURY INVESTORS, INC. ("Twentieth Century") and its investment adviser, INVESTORS RESEARCH CORPORATION ("Investors Research") hereby agree to an arrangement whereby shares of Twentieth Century Select Investors and Twentieth Century Ultra Investors and Twentieth Century Balanced Investors (individually, a "Fund" and collectively, the "Funds") shall be made available to serve as underlying investment media for participants under Allocated Group Deferred Annuity Contracts ("Contracts") offered by Company to plans in the Internal Revenue Code Section 457 Deferred Compensation Plan market, subject to the following provisions:

1.  Establishment of Account; Availability of Funds.

(a) Company represents that it has established Separate Account HL-DCA-III, Separate Account HL-DCA-IV and Separate Account HL-DCA-V ("Accounts"), each of which is a separate account within the meaning of Connecticut General Statutes
Section 38a-154. Company represents that it has received [or will have received before Company makes available to its Contract Owners] a favorable no-action letter from the Securities and Exchange Commission ("SEC") which provides that the SEC will not take enforcement action against Company if the Company offers these Accounts which are not registered under the Investment Company Act of 1940, the Securities Exchange Act of 1934 and the Securities Act of 1933 to Contracts provided to Internal Revenue Code Section 457 Deferred Compensation Plans ("Deferred

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Compensation Plans") [ILLEGIBLE] serve as investment vehicles [ILLEGIBLE] the
Contracts. If no such no-action letter is received, Company will register the Accounts under the Investment Company Act of 1940 and the Securities Act of 1933 as applicable before making the Accounts available to its Contract Owners.

(b) The Contracts provide for the allocation of net amounts received by Company under the Contracts for investment in the accumulation units of specified investment options selected among those available through the Contract to act as underlying investment vehicles. Selection of a particular investment option is made by the Contract Owner, who may change such selection from time to time in accordance with the terms of the applicable Contract.

(c) Twentieth Century will make shares available in such quantity and at such time determined by Company to be necessary to meet the requirements of those Contracts for which the Funds serve as underlying investment vehicles.

2.  Marketing and Promotion.

(a) Company agrees to make every reasonable effort to market its Contracts to Deferred Compensation Plans. It will use its best efforts to give equal emphasis and promotion to shares of Twentieth Century Select Investors and Twentieth Century Ultra Investors and Twentieth Century Balanced Investors as is given to other underlying investments options of the Contracts. However, Company reserves the right to prescribe conditions, rules and regulations for the offer and acceptance of its Contracts, which may be changed from time to

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time; provided, however, that the Company shall not [ILLEGIBLE] changes to such conditions, rules and regulations that operate to the specific prejudice of any one or more of the Funds vis-a-vis other investment options offerred by the Company to Contract Owners. It is expressly agreed that Company retains the exclusive right to add or modify other investment options and to establish all fees and charges under the Contracts. Company reserves the right to modify, change or discontinue the offering of any form of Contract at any time.

(b) In marketing and administering its Contracts, Company will comply with all applicable state or Federal laws.

(c) Twentieth Century and Investors Research agree that they will not actively market any of their mutual fund offerings through the direct solicitation of Deferred Compensation Plans which are Hartford Contract Owners that use one or more Fund as an underlying investment vehicle for as long as such Fund is made available by Company to such Contract Owners.

3.  Orders; Pricing Information; Settlement.

(a) For each Fund, Twentieth Century will determine the closing net asset value, dividend and capital gain rate information at the close of trading each day that the New York Stock Exchange ("Exchange") is open (each such day, a "business day"). Twentieth Century will provide this information to Company by 5:30 p.m. Eastern Time or as soon thereafter as is practicable on each business day. The valuation of assets for determining net asset value will be determined in accordance with the procedures outlined

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in the Registration Statement filed by Twentieth Century with the SEC for each
Fund. The Company will send directly to Twentieth Century or its specified agent orders to purchase and/or redeem Fund shares by 10:00 a.m. Eastern Time the following business day or as soon thereafter as is practicable. Payment for net purchases will be wired by the Company to a custodial account designated by Twentieth Century as nearly as practicable to coincide with the order for shares of the Funds.

(b) Twentieth Century hereby appoints the Company as its agent for the limited purpose of accepting orders from Contract Owners for Fund shares. Orders from Contract Owners received by the Company acting as agent for Twentieth Century prior to the close of the Exchange on any given business day will be executed by Twentieth Century at the net asset value determined as of the close of the Exchange on such business day. Any orders received by the Company acting as agent on such day but after the close of the Exchange will be executed by Twentieth Century at the net asset value determined as of the close of the Exchange on the next business day following the day of receipt of such order.

(c) To the extent that it is able to do so, payments for net redemptions of shares of the Funds will be wired by Twentieth Century from the Twentieth Century custodial account to an account designated by the Company. Until Twentieth Century is so able to wire such redemption proceeds, the Company understands that such redemption proceeds will be sent by check or by such other means as Twentieth Century and Company agree.

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(d)  The [ILLEGIBLE] and redemption limitations outlined in the Registration
Statement filed by Twentieth Century with the SEC for each Fund shall not be applied to shares purchased by Company; provided, however, that the Company shall use its reasonable best efforts to insure that transactions of individual participants under such Contracts will not violate such conversion or redemption limitations.

4.  Expenses.

Except as noted in this Agreement, all expenses incident to the performance by Twentieth Century under this Agreement shall be paid by Twentieth Century, or by Investors Research pursuant to its Management Agreement with Twentieth Century, including the cost of registration of Fund shares with the SEC and in states where required.

5.  Advertising.

(a) Advertising and marketing literature with respect to Twentieth Century prepared by Company or its employees for use in marketing its Contracts will be submitted to Twentieth Century for review. Twentieth Century undertakes to promptly review any and all requests for approval of advertising, sales or promotional material submitted by Company to Twentieth Century for approval, which approval shall not be unreasonably withheld.

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(b)  The parties agree that narrative responses prepared in connection with bid documents and Requests for Proposal do not constitute advertising and marketing literature subject to this provision. Materials prepared for use generally in marketing one or more Funds to Deferred Compensation Plans do constitute advertising and marketing literature subject to this provision.

(c) No party hereto shall use the name of any other party hereto in any advertisement, sales or promotional material directed to the public, without the prior written consent of such other party.

(d) Twentieth Century shall distribute to the Company its performance material and periodic fund reports in such quantity as Company may require. Company will determine whether and when to distribute such materials to Contract Owners.

(e) The cost of preparing and printing this material shall be paid by Twentieth Century, and the cost of any such distribution of materials to Contract Owners shall be paid by Company.

6.  Representations.

Company and its agents shall not, without the written consent of Twentieth Century which consent shall not be unreasonably withheld, make representations concerning Twentieth Century or the Funds except those contained in the then current prospectuses and in current printed sales literature of Twentieth Century.

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7.  Administration of Accounts.

Administrative services to Contract Owners and participants under such Contracts shall be the responsibility of Company and shall not be the responsibility of Twentieth Century or Investors Research. Twentieth Century and Investors Research recognize Company as the sole shareholder of Fund shares issued under this Agreement.

8.  Compensation.

(a) Twentieth Century and Investors Research further recognize that they will derive substantial savings in administrative expenses by virtue of having a sole shareholder rather than multiple shareholders. In consideration of the administrative savings resulting from such arrangement, Investors Research agrees to pay to Company an amount equal to twenty (20) basis points per annum with respect to the first Seventy-Five Million ($75,000,000) Dollars of aggregate assets purchased and held by Company for the Accounts pursuant to this Agreement plus an amount equal to fifteen (15) basis points per annum with respect to any aggregate assets in excess of Seventy-Five Million ($75,000,000) Dollars purchased and held by the Company for the Accounts pursuant to this Agreement. This fee shall be computed each month based upon the aggregate average daily balance of assets purchased and held by Company for the Accounts during the previous month.

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(b)  The average daily balance shall be computed for the Funds by totalling
Company's aggregate investment on behalf of the Accounts (for each Fund, share net asset value multiplied by the aggregate number of shares held by Company for the Accounts, totalled for the Funds) on each business day during the month and dividing by the total number of business days during such month.

(c) Investors Research will calculate this payment at the end of each calendar quarter and will make such payment to Company within 30 calendar days thereafter. Payment will be accompanied by a statement showing the calculation of the monthly amounts payable and such other supporting data as may be reasonably requested by Company.

(d) The parties understand that Investors Research customarily pays, out of its management fee, another affiliated corporation for the type of administrative services to be provided to the Contract Owners by the Company. The parties agree that Investors Research's payments to Company, like Investors Research's payments to its affiliated corporation, are for administrative services only and do not constitute payment in any manner for investment advisory services, distribution or for computer services.

9.  Recordkeeping and Access to Records.

(a) Twentieth Century or Investors Research shall maintain records in accordance with the applicable federal and state statutes, rules and regulations applicable to the Funds' operations in connection with the performance of its duties. Upon request,

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Twentieth Century or Investors Research, as the case may be, shall promptly provide to the Company copies of such records pertaining to the accounts as the Company shall reasonably request.

(b) At the request and at the expense of Company, Twentieth Century or Investors Research will cooperate with and assist the Company's auditors and/or representatives of regulatory agencies having jurisdiction over the Company in connection with inquiries, complaints or judicial proceedings involving the purchase or ownership of shares of the Funds by the Accounts. Such cooperation and assistance shall include the production of copies of records respecting shares held for the Accounts by the Company if so requested.

10.  Independent Contractor Status.

Execpt as provided in paragraph 3(b) above, each of the parties will act as an indendent contractor under the terms of this Agreement and neither is now, or in the future, an agent or a legal representative of the other for any purpose, except as otherwise provided in paragraph 3(b) above. Neither party has any right or authority to supervise or control the activities of the other party's employees in connection with the performance of this Agreement or to assign or create any application of any kind, express or implied, on behalf of the other party to bind it in any way, other than as provided in paragraph 3(b) above, to accept any service of process upon it or to receive any notice of any nature whatsoever on its behalf.

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11.  Proxy Voting.

Company shall be solely responsible for the determination of whether it is required to distribute to Contract Owners proxy materials prepared by Twentieth Century. If it does distribute such materials, it shall vote shares in accordance with instructions received from those Contract Owners with contract value allocated to Twentieth Century shares. Company shall vote Twentieth Century shares for which no instructions have been received in the same proportion as shares for which such instructions have been received from Contract Owners. If Company shall determine not to distribute proxy materials, it shall vote as "present" all shares held by it for the Accounts so that such shares can be counted for the purposes of establishing a quorum for the meeting for which such proxy pertains. However, Company retains the right to determine at its sole discretion the manner in which it votes such shares held by it for the Accounts. Company and its agents will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for Twentieth Century shares held for such Contract Owners.

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12.  Termination.

This Agreement shall terminate as to the sale and issuance of Fund shares under new Contracts or of additional Fund shares under issued Contracts subject to Company's election under Section 13:

a. at the option of Company or Twentieth Century upon six months' advance written notice to the other party.

b. at the option of Company if Twentieth Century shares are not available or are unsuitable for any reason to meet the requirement of Contracts as determined by Company. Reasonable advance notice of election to terminate shall be furnished by Company.

c. at the option of Company or Twentieth Century, upon institution of formal proceedings against the Company in connection with the Accounts and the transactions contemplated by this Agreement or against Investors Research or Twentieth Century in connection with one or more Funds and the transactions contemplated by this Agreement by the National Association of Securities Dealer, the Securities and Exchange Commission or any other regulatory body.

d. upon termination of the Management Agreement between Twentieth Century and Investors Research. Twentieth Century and Investors Research shall provide Company with notice concurrent with the termination notice it provides to its counterpart under said Management Agreement. This paragraph (d) shall not be deemed to apply if contemporaneously with such termination, a new contract of substantially similar terms is entered into between Twentieth Century and Investors Research.

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e.  immediately upon assignment of this Agreement unless made with the written consent of the other parties.

f. immediately if Twentieth Century's shares are not registered, issued or sold in conformance with Federal law or such law precludes the use of Funds' shares as the underlying investment medium of Contracts issued or to be issued by Company. Prompt notice shall be given by the affected party should the events specified in this provision occur.

13.  Continuation of Agreement.

At the option of Company, termination as the result of any cause listed in the preceding paragraph shall not affect Twentieth Century's obligation to furnish its shares to Contracts then in force for which its shares serve or may serve as the underlying investment medium unless such further sale of Fund shares is proscribed by law or the Securities and Exchange Commission or other regulatory body.

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14.  Notice.

All notices which are required to be given or submitted pursuant to this Agreement shall be in writing and shall be sent by registered or certified mail, return receipt requested, to the addresses set out below:

If to Company:

        Hartford Life Insurance Company
        Asset Management Services
        200 Hopmeadow Street
        Simsbury, CT 06089
        Attn: Director, RPVA Sales/Marketing,
        Administration & Support

If to Twentieth Century or Investors Research:

        Twentieth Century Investors, Inc.
        4500 Main Street
        Kansas City, MO 64111
        Attn: Patrick A. Looby

or to such other address as the parties may from time to time designate.

15.  Indemnification.

(a) Company agrees to indemnify and hold harmless Twentieth Century and each of its directors, officers, employees, agents and each person, if any, who controls Twentieth Century or its investment adviser within the meaning of the Securities Act of 1933 (the "Act") against any losses, claims, damages or liabilities to which Twentieth Century or any such director, officer, employee, agent, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities

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(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the sales literature of the Company or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or as a result of conduct, statements or representations (other than statements or representations contained in the Prospectus or sales literature of Twentieth Century) of Company or its agents, with respect to the sale and distribution of Contracts for which one or more of the Funds' shares are the underlying investment; and Company will reimburse any legal or other expenses reasonably incurred by Twentieth Century or any such director, officer, employee, agent, investment adviser, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in conformity with written instructions furnished to Company by Twentieth Century. This indemnity agreement will be in addition to any liability which Company may otherwise have.

(b) Investors Research Corporation agrees to indemnify and hold harmless Company and each of its directors, officers, employees, agents and each person, if any, who controls Company within the meaning of the Act against any losses, claims, damages or

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liabilities to which company or any such director, officer, employee, agent or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or any material fact contained in the Registration Statement, Prospectus or sales literature of one or more of the Funds or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and Investors Research Corporation will reimburse any legal or other expenses reasonably incurred by Company or any such director, officer, employee, agent, or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Investors Research Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged omission made in such Registration Statement or Prospectus in conformity with written information furnished to Twentieth Century by Company specifically for use therein. This indemnity agreement will be in addition to any liability which Investors Research Corporation may otherwise have.

(c) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of action, such indemnified party will, if a claim in respect thereof is to be made against indemnifying party under this paragraph, notify the indemnifying

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party of the commencement thereof; but the omission [ILLEGIBLE] notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

16.  Specimen Signatures.

The Company will forward to Twentieth Century a list of names and specimen signatures of persons authorized to act on Company's behalf. Twentieth Century shall not accept orders given on behalf of the Company by persons not on such list. The Company agrees to promptly notify Twentieth Century in writing of any additions, deletions or other modifications to such list. Until so notified of such modifications, Twentieth Century shall have no liability as a result of the execution of orders given by a person previously identified to Twentieth Century as authorized.

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17.  Invalid Provision

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Agreement. Notwithstanding the foregoing sentence, in the event that a court of competent jurisdiction shall declare Section 8 hereof to be illegal, invalid or unenforceable, and such Section cannot be amended so as to render such Section legal, valid and enforceable without significantly altering the nature of the agreement between the parties with respect to the subject-matter of such Section, then any of the parties hereto may, by written notice to the other parties, terminate this Agreement.

18.  Assignment; Amendment; Waiver.

No party may assign this Agreement, in whole or in part, nor delegate any part of the performance of duties required by this Agreement without the prior written consent of the other parties. This Agreement may be amended or modified only by mutual Agreement of the parties in writing. No party shall be deemed to have waived any of its rights under this Agreement unless such waiver is in writing and signed by the party for whose benefit such right was

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intended. No delay [ILLEGIBLE] omission on the part of any pa[ILLEGIBLE] in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

19.  Counterparts.

This Agreement may be executed in two or more counterparts, each one of which shall be deemed to be an original.

20.  Governing Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut.

21.  Captions.

The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions hereof.

22.  Effect of Termination.

The provisions of Sections 3, 4, 5, 6, 7, 8, 9, 10, 14, 15, and 20 shall survive the termination of this Agreement, as appropriate.

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23.  Entire Agreement.

This Agreement is the complete and exclusive statement of the agreement between the parties as to the subject matter hereof which supersedes all proposals or agreements, oral or written, and all other communications between the parties related to the subject matter of this Agreement.

24.  Authority.

Each party represents that it has full power and authority to enter into and perform this Agreement, and the person signing this Agreement on behalf of it has been properly authorized and empowered to enter into this Agreement. Each party further acknowledges that it has read this Agreement, understands it, and agrees to be bound by it.

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IN WITNESS WHERE [ILLEGIBLE] the parties hereto have caused this Agreement to be executed by their respective representatives as of the date first above written.

                                HARTFORD LIFE INSURANCE COMPANY

                                By  /s/ [ILLEGIBLE]
                                    -----------------------------------
                                    Its Vice President

                                TWENTIETH CENTURY INVESTORS, INC.

                                By  /s/ William M. Lyons
                                    -----------------------------------
                                    Its Vice President

                                INVESTORS RESEARCH CORPORATION

                                By  /s/ William M. Lyons
                                    -----------------------------------
                                    Its Senior Vice President

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                AMENDMENT NO. 1 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 1 TO FUND PARTICIPATION AGREEMENT is made as of the 18th day of April, 1996, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), TWENTIETH CENTURY INVESTORS, INC. ("Issuer"), and the investment adviser of the Issuer, INVESTORS RESEARCH CORPORATION ("Investors Research"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, Issuer and Investors Research are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Agreement"); and

WHEREAS, the Company, Issuer and Investors Research desire to amend the Agreement to permit the Company to market contracts utilizing the Funds as underlying investment media in the 401(a) market;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. After the date hereof, shares of the Funds shall be made available to serve as underlying investment media for participants under Allocated Group Deferred Annuity Contracts offered by the Company to defined contribution plans established under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

2. After the date hereof, the term "Contracts" shall include plans established under sections 457 and 401(a) of the Code.

3. The Company represents that Separate Accounts TK, TK-1 and TK-2 shall be used solely in connection with group annuity contracts issued as investment vehicles for employee benefit plans intended to meet the qualification requirements of Code section 401(a). The Company further represents that Separate Accounts TK, TK-1 and TK-2, as limited to the qualified employee benefit plan market, are exempt from registration under the Investment Company Act of 1940, the Securities Exchange Act of 1934 and the Securities Act of 1933 and a no-action letter from the Securities and Exchange Commission is not required with respect to Separate Accounts TK, TK-1 and TK-2.

4. After the date hereof, the term "Accounts" shall include Separate Account HL-DCA-III, Separate Account HL-DCA-IV, Separate Account HL-DCA-V, Separate Account TK, Separate Account TK-1 and Separate Account TK-2.

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5.  In the event of a conflict between the terms of this Amendment No. 1 and the
Agreement, it is the intention of the parties that the terms of this Amendment No. 1 shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment No. 1, the parties hereby confirm and ratify the Agreement.

6. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY         INVESTORS RESEARCH CORPORATION

By:     /s/ Kevin J. Kirk               By:     /s/ William M. Lyons
        ------------------------------          ------------------------------
        Name: Kevin J. Kirk                     William M. Lyons
        Title: Vice President                   Executive Vice President

TWENTIETH CENTURY INVESTORS, INC.

By:     /s/ William M. Lyons
        ------------------------------
        William M. Lyons
        Executive Vice President

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                AMENDMENT NO. 2 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 2 TO FUND PARTICIPATION AGREEMENT is made as of this 2nd day of July, 1996, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), TWENTIETH CENTURY INVESTORS, INC. ("Issuer"), and the investment adviser of the Issuer, INVESTORS RESEARCH CORPORATION ("Investors Research"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, Issuer and Investors Research are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Original Agreement"), as amended by Amendment No. 1 to Fund Participation Agreement, dated April 18, 1996 (the "Amendment No. 1"); and

WHEREAS, the Company, the Issuers and Investors Research now desire to modify the Original Agreement, as amended by Amendment No. 1, to increase the administrative services fee reimbursement from 15 basis points to 20 basis points per annum with respect to all assets invested by the Company under the Original Agreement, as amended by Amendment No. 1;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. Effective July 1, 1995, Section 8(a) of the Original Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the following:

     "Investors Research acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, Investors Research will pay the Company a fee (the "Administrative Services fee") equal to 20 basis points (0.20%) per annum of the average aggregate amount invested by the Company under this Agreement.

2. In the event of a conflict between the terms of this Amendment No. 2, Amendment No. 1 and the Original Agreement, it is the intention of the parties that the terms of this Amendment No. 2 shall control and the Original Agreement shall be interpreted on that basis. To the extent the provisions of the Original Agreement and Amendment No. 1 have not been amended by this Amendment No. 2, the parties hereby confirm and ratify the Original Agreement and Amendment No. 1.

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3.  This Amendment No. 2 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY          INVESTORS RESEARCH CORPORATION

By:    /s/ Kevin J. Kirk                 By:   /s/ William M. Lyons
       --------------------------------        --------------------------------
Name:  Kevin J. Kirk                           William M. Lyons
Title: Vice President                          Executive Vice President

TWENTIETH CENTURY INVESTORS, INC.

By:    /s/ William M. Lyons
       --------------------------------
       William M. Lyons
       Executive Vice President

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                AMENDMENT NO. 3 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 3 TO FUND PARTICIPATION AGREEMENT is made as of this 1st day of July, 1997, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY MUTUAL FUNDS, INC. ("Issuer"), AMERICAN CENTURY INVESTMENT SERVICES, INC. (the "Distributor") and the investment advisor of the Issuer, AMERICAN CENTURY INVESMENT MANGAGEMENT, INC. ("Investment Advisor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, Issuer and Investment Advisor are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Original Agreement"), as amended by Amendment No. 1 to Fund Participation Agreement, dated April 18, 1996 (the "Amendment No. 1") and Amendment No. 2 to Fund Participation Agreement, dated July 2, 1996 (the "Amendment No. 2", collectively, the "Agreement"); and

WHEREAS, since the date of the Agreement, Twentieth Century Investors, Inc. has changed its name to American Century Mutual Funds, Inc.; and

WHEREAS, since the date of the Agreement, the names of the Funds have changed to American Century -- Twentieth Century Ultra Fund, American Century Balanced Fund, and American Century -- Twentieth Century Select Fund; and

WHEREAS, since the date of the Agreement, Investors Research Corporation has changed its name to American Century Investment Management, Inc.; and

WHEREAS, since the date of the Agreement, American Century Investment Services, Inc. became the distributor for the Issuer; and

WHEREAS, the Company, the Issuer and the Investment Advisor desire to amend the Agreement to expand the number of Funds which shall be made available through Separate Account HL-DCA-III of the Company to serve as the underlying investment media under Contracts offered by the Company to plans in the Internal Revenue Code section 457 deferred compensation plan market; and

WHEREAS, the Company, the Issuer and the Investment Advisor desire to further amend the Agreement to expand the number of Separate Accounts of the Company through which the Company may make available certain of the funds to serve as the underlying investment media under Contracts offered by the Company to pension or profit-sharing plans in the Internal Revenue Code section 401 qualified plan market.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. The term "Accounts" shall include Separate Account HL-DCA-III, Separate Account HL-DCA-IV, Separate Account HL-DCA-V, Separate Account TK, Separate Account TK-1, Separate Account TK-2, Separate Account TK-3 and Separate Account TK-4.

2. With respect to Separate Account HL-DCA-III, the term "Funds" shall mean those certain Funds which are set forth on Schedule A attached hereto and made a part hereof.

3. With respect to Separate Account HL-DCA-IV, the term "Funds" shall mean those certain Funds which are set forth on Schedule B attached hereto and made a part hereof.

4. With respect to Separate Account HL-DCA-V, the term "Funds" shall mean those certain Funds which are set forth on Schedule C attached hereto and made a part hereof.

5. With respect to each of the following Separate Accounts: Separate Account TK, Separate Account TK-1, Separate Account TK-2, Separate Account TK-3 and Separate Account TK-4, the term "Funds" shall mean those certain Funds which are set forth on Schedule D attached hereto and made a part hereof.

6. The Company represents that Separate Account TK, Separate Account TK-1, Separate Account TK-2, Separate Account TK-3 and Separate Account TK-4 shall fund only Contracts issued in connection with pension or profit-sharing plans intended to meet the qualification requirements of section 401 of the Internal Revenue Code. As limited to said qualified employee benefit plan market, Separate Accounts TK, TK-1, TK-2, TK-3 and TK-4 are exempt from registration under the Investment Company Act of 1940 and the Contracts funded through Separate Accounts TK, TK-1, TK-2, TK-3 and TK-4, and issued in connection with said qualified plans, are exempt from registration under the Securities Act of 1933.

7. Section 11 of the Original Agreement dealing with proxy voting is hereby amended by deleting the text of the third sentence in its entirety and inserting in lieu therefor the following:

"The Company shall vote Fund shares for which no instructions have been received in the same proportion as shares for which such instructions have been received from Contract Owners; however, notwithstanding the foregoing, with respect to Fund shares held on behalf of Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, the Company shall vote the Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract Owners."

8. In the event of a conflict between the terms of this Amendment No. 3, Amendment No. 2, Amendment No. 1 and the Original Agreement, it is the intention of the parties that the terms of this Amendment No. 3 shall control and the Original Agreement, Amendment No. 1 and Amendment No. 2, shall be interpreted on that basis. To the extent the provisions of the Original Agreement, Amendment No. 1 and Amendment No. 2 have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Original Agreement, Amendment No. 1 and Amendment No. 2.

9.  Distributor shall become a party to the Agreement.

10. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY         AMERICAN CENTURY INVESTMENT
                                        SERVICES, INC.

By:    /s/ Janet W. Gorski               By:    /s/ William M. Lyons
       --------------------------------         --------------------------------
Name:  Janet W. Gorski                          William M. Lyons
Title: Director-Municipal Markets               Executive Vice-President

AMERICAN CENTURY MUTUAL FUNDS, INC.

By:    /s/ William M. Lyons
       --------------------------------
       William M. Lyons
       Executive Vice-President

                                   Schedule A
                         (Separate Account HL-DCA-III)

Funds:

American Century -- Twentieth Century Ultra Fund

American Century Income & Growth Fund

American Century Value Fund

                                   Schedule B
                          (Separate Account HL-DCA-IV)

Funds:

American Century -- Twentieth Century Select Fund

                                   Schedule C
                          (Separate Account HL-DCA-V)

Funds:

American Century Balanced Fund

                                   Schedule D
               (Separate Accounts TK, TK-1, TK-2, TK-3 and TK-4)

Funds:

American Century Balanced Fund

American Century -- Twentieth Century Ultra Fund

American Century -- Twentieth Century Select Fund

                                AMENDMENT NO. 4
                                       TO
                          FUND PARTICIPATION AGREEMENT
                                     AMONG
                        HARTFORD LIFE INSURANCE COMPANY,
                      AMERICAN CENTURY MUTUAL FUNDS, INC.,
                            FUNDS DISTRIBUTOR, INC.,
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                      AND
                   AMERICAN CENTURY QUANTATATIVE EQUITY FUNDS

THIS AMENDMENT (the "Amendment"), is made as of this 30th day of June, 1998, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY MUTUAL FUNDS, INC. ("ACMF"), AMERICAN CENTURY QUANTATATIVE EQUITY FUNDS ("ACQEF", and collectively with ACMF, the "Issuers"), FUNDS DISTRIBUTOR, INC. (the "Distributor") and the investment advisor of the Issuer AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (the "Investment Advisor").

                                  WITNESSETH:

WHEREAS, the Company, ACMF, the Distributor and the Investment Advisor are parties to that certain Fund Participation Agreement dated April 7, 1992 as amended on April 18, 1996, July 2, 1996, and July 1, 1997 (as amended, the "Agreement"); and

WHEREAS, the Company, the Issuer, the Distributor and the Investment Adviser desire to amend the Agreement to expand the number of Funds which shall be made available through each of the following Separate Accounts: Separate Account TK, Separate Account TK-1, Separate Account TK-2, Separate Account TK-3 and Separate Account TK-4; and

WHEREAS, the parties desire to further amend the Agreement to revise the administrative services fee reimbursement; and

WHEREAS, the parties wish to add ACQEF as a party to the Agreement as issuer of one of the Funds.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. With respect to each of the following Separate Accounts: Separate Account TK, Separate Account TK-1, Separate Account TK-2, Separate Account TK-3 and Separate Account TK-4, Schedule D to the Agreement is hereby amended and replaced it its entirety with Schedule D attached hereto.

2. Section 8(a) of the Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the following:

     "The Investment Advisor acknowledges that it will derive substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund for the Accounts rather than having each Contract owner as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, the Investment Advisor will pay the Company a fee (the "Administrative Services Fee") equal to twenty (20) basis points per annum with respect to the first Three Hundred Million Dollars ($300,000,000) of the average aggregate amount invested by the Company under this Agreement, plus an amount equal to twenty-five (25) basis points per annum of the average aggregate amount invested by the Company under this Agreement in excess of Three Hundred Million Dollars ($300,000,000). Such Administrative Services Fee shall be computed each month based on the aggregate average daily balance of assets purchased and held by the Company for the Accounts during the previous month.

3. ACQEF is hereby added as a party to the Agreement, and after the date of this Amendment the term "Issuer" shall be deemed to include both ACMF and ACQEF.

4. This Amendment No. 4 may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          AMERICAN CENTURY MUTUAL FUNDS, INC.

By     /s/ Peter J. Vogt                 By     /s/ Patrick A. Looby
       --------------------------------         --------------------------------
Name:  Peter J. Vogt                     Name:  Patrick A. Looby
Its:   Assistant Vice President          Its:   Vice President

FUNDS DISTRIBUTOR, INC.                 AMERICAN CENTURY INVESTMENT
                                        MANAGEMENT, INC.

By      /s/ Patrick McKeon              By      /s/ William M. Lyons
        ------------------------------          ------------------------------
Name:   Patrick McKeon                  Name:   William M. Lyons
Its:    Vice President Director of      Its:    Executive Vice President
        Compliance

                                        AMERICAN CENTURY QUANTATATIVE EQUITY
                                        FUNDS

                                        By      /s/ Patrick A. Looby
                                                ------------------------------
                                        Name:   Patrick A. Looby
                                        Its:    Vice President

                                   SCHEDULE D
               (Separate Accounts TK, TK-1, TK-2, TK-3 and TK-4)

FUNDS:

American Century Balanced Fund
American Century-Twentieth Century Ultra Fund
American Century-Twentieth Century Select Fund
American Century Income and Growth Fund
American Century Value Fund

                                AMENDMENT NO. 5
                                       TO
                          FUND PARTICIPATION AGREEMENT
                                     AMONG
                        HARTFORD LIFE INSURANCE COMPANY,
                      AMERICAN CENTURY MUTUAL FUNDS, INC.,
                            FUNDS DISTRIBUTOR, INC.,
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                      AND
                   AMERICAN CENTURY QUANTATATIVE EQUITY FUNDS

THIS AMENDMENT (the "Amendment"), is made as of this 22nd day of December, 1998, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY MUTUAL FUNDS, INC. ("ACMF"), AMERICAN CENTURY QUANTATATIVE EQUITY FUNDS ("ACQEF", and collectively with ACMF, the "Issuers"), FUNDS DISTRIBUTOR, INC. (the "Distributor") and the investment advisor of the Issuers AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (the "Investment Advisor").

                                  WITNESSETH:

WHEREAS, the Company, the Issuers, the Distributor and the Investment Advisor are parties to that certain Fund Participation Agreement dated April 7, 1992, as amended on April 18, 1996, July 2, 1996, July 1, 1997 and June 30, 1998 (as amended, the "Agreement"); and

WHEREAS, the Company, the Issuers, the Distributor and the Investment Advisor have intended and continue to intend that the term "Contracts" as used in this Agreement includes group variable contracts issued in connection with pension or profit sharing plans in the Internal Revenue Code ("Code") section 401 qualified plan market or in the Code section 457 deferred compensation plan market; and

WHEREAS, the Company, the Issuers, the Distributor and the Investment Advisor desire to amend the Agreement to expand the number of Separate Accounts of the Company through which the Company may make available certain of the Funds to serve as the underlying investment media under the Contracts.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. After the date hereof, the term "Accounts" shall include Separate Account HL-DCA-III, Separate Account HL-DCA-IV, Separate Account HL-DCA-V, Separate Account TK, Separate Account TK-1, Separate Account TK-2, Separate Account TK-3, Separate Account TK-4, Separate Account 457 and Separate Account UFC.

2. With respect to Separate Account 457, the term "Funds" shall mean those certain Funds set forth on Schedule E attached hereto and made a part hereof.

3. With respect to Separate Account UFC, the term "Funds" shall mean those Funds set forth on Schedule F attached hereto and made a part hereof.

4. The Company represents that Separate Account 457 and Separate Account UFC shall fund only Contracts issued in connection with plans intended to meet the requirements applicable to eligible governmental deferred compensation plans under section 457(b) of the Code. As limited to said eligible governmental deferred compensation plan market, Separate Account 457 and Separate Account UFC are exempt from registration under the Investment Company Act of 1940 and the Contracts funded through Separate Account 457 and Separate Account UFC, and issued in connection with said eligible governmental deferred compensation plans, are exempt from registration under the Securities Act of 1933.

5. This Amendment No. 5 may be executed in counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Janet W. Gorski
       -----------------------------------
Name:  Janet W. Gorski
Title: Assistant Vice President

AMERICAN CENTURY MUTUAL FUNDS, INC.

By:    /s/ Charles A. Etherington
       -----------------------------------
Name:  Charles A. Etherington
Title: Assistant Vice President

FUNDS DISTRIBUTOR, INC.

By:    /s/ Patrick McKeon
       -----------------------------------
Name:  Patrick McKeon
Title: Vice President Director of
       Compliance

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

By:    /s/ William M. Lyons
       -----------------------------------
Name:  William M. Lyons
Title: Executive Vice President

AMERICAN CENTURY QUANTATATIVE EQUITY FUNDS

By:    /s/ Charles A. Etherington
       -----------------------------------
Name:  Charles A. Etherington
Title: Assistant Vice President

                                   SCHEDULE E
                             (Separate Account 457)

Funds:

American Century -- Twentieth Century Ultra Fund

American Century Income and Growth Fund

American Century Value Fund

                                   SCHEDULE F
                             (Separate Account UFC)

Funds:

American Century -- Twentieth Century Ultra Fund

American Century income and Growth Fund

American Century Value Fund

                AMENDMENT NO. 6 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 6 TO FUND PARTICIPATION AGREEMENT is made as of this 1st day of October, 2000, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY MUTUAL FUNDS, INC. ("ACMF"), AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS ("ACQEF,", and, collectively with ACMF the "Issuers"), FUNDS DISTRIBUTOR, INC. ("Distributor"), AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS") and the investment advisor of the Issuer, AMERICAN CENTURY INVESMENT MANGAGEMENT, INC. ("Investment Advisor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, Issuers, Distributor and Investment Advisor are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Original Agreement"), as amended April 18, 1996, July 2, 1996, July 1, 1997, June 30, 1998 and December 22, 1998 (the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement to make available all the Investor Class of shares of the Funds made available by ACIS from time to time. The Funds shall be made available through various Separate Accounts of the Company to serve as underlying investment media under Contracts (which shall include Group Funding Agreements) offered by the Company to plans in connection with pension and profit-sharing plans in the Internal Revenue Code ("Code") Sections 401 and 403 plan market and/or in the Internal Revenue Code Section 457 deferred compensation plan market; and

WHEREAS, the parties desire to amend the reimbursement provision as set forth herein;

WHEREAS, on March 13, 2000, ACIS became a distributor for the funds and therefore, Distributor wishes to assign to ACIS and ACIS wishes to accept, all of Distributor's rights and obligations under the existing Agreement and the Company wishes to consent to such assignment; and

WHEREAS, ACMF and ACQEF wish to assign to ACIS all of Issuers' rights and obligations under the existing Agreement and the Company wishes to consent to such assignment.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. The first paragraph of the Agreement is hereby deleted in its entirety and the following paragraph shall be inserted in lieu thereof:

"Hartford Life Insurance Company (the "Company"), the investment advisor to the Issuers, American Century Investment Management, Inc. ("Investment Advisor") and the distributor of the funds, American Century Investment Services, Inc. ("ACIS") hereby agree to an arrangement whereby shares of Investor Class Funds made available by ACIS from time to time (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by a registered investment company (collectively, the "Issuers"), shall be made available to serve as underlying investment media for participants under Allocated Group Deferred Annuity Contracts group annuity contracts and group funding contracts ("Contracts") offered by Company to plans in the Internal Revenue Code Section 457 Deferred Compensation Plan Market and to pension or profit-sharing plans in the Internal Revenue Code Sections 401 and 403 plan market subject to the following provisions:"

2. After the date hereof, the term "Accounts" shall include the Separate Accounts described on the attached Exhibit A. Any representations or warranties made with regard to a Separate Account in the Agreement shall apply to all Separate Accounts described in Exhibit A.

3. The Company represents that the Separate Accounts described on Exhibit A are created to fund Contracts issued in connection with plans intended to meet the requirements of Sections 401, 403 or 457 of the Internal Revenue Code and are exempt from registration under the Securities Act of 1933.

4. Any Funds made available by ACIS from time to time may be invested in by any of the Separate Accounts described in Exhibit A.

5. Section 8 of the Agreement is hereby deleted in its entirety and the following Section 8 is substituted in lieu thereof:

"8. Compensation.

       (a) ACIS acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund rather than having each Participant as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, Distributor will pay the Company a fee (the "Administrative Services Fee of the average aggregate amount invested in the Accounts under the terms of this Agreement as set forth below:

                 Assets $0 - $900 million        25 (0.25%) basis points
                 Assets $900 million - $1.3      27.5 (0.275%) basis
                 billion                         points
                 Assets over $1.3 billion        30 (0.30%) basis points

       (b) The payments received by the Company under this SECTION 8 are for administrative and shareholder services only and do not constitute payment in any manner for investment advisory services or for costs of distribution.

       (c) For the purposes of computing the payment to the Company contemplated by this SECTION 8, the average aggregate amount invested in the Accounts in the Funds over a one month period shall be computed by totaling the Plans' aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Plans) on each Business Day during the month and dividing by the total number of Business Days during such month.

       (d) ACIS will calculate the amount of the payment to be made pursuant to this SECTION 8 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by ACIS for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

                      Hartford Life Insurance Company
                      P.O. Box 2999
                      Hartford, CT 06104-2999
                      Attention: Greg Bubnash
                      Phone: 860-843-8214
                      Fax: 860-843-8686

6. Schedules A -- F are hereby deleted in their entirety and will not be replaced.

7. Distributor hereby assigns all of its rights and obligations under the Agreement to ACIS and ACIS hereby accepts such assignment. The Company hereby consents to such assignment. After the date of this Amendment, all references to Distributor in the Agreement shall be deemed to refer to ACIS.

8. ACMF and ACQEF hereby assign all their rights and obligations under the Agreement to ACIS and ACIS hereby accepts such assignment. ACIS is hereby authorized to make all the representations made by Issuers under the Agreement. The Company hereby consents to such assignment. In connection with the assignment to ACIS, it is no longer necessary to include the Fund issuers as parties to the Agreement. Accordingly, the parties hereby agree to the removal of ACMF and ACQEF as parties to the Agreement.

9. All communications and notices to Distributor and Issuers required under the Agreement shall be sent in accordance with the procedure set forth in the Agreement to ACIS at 4500 Main Street, Kansas City, MO 64111, Attention: Janet Nash, Esq.

10. In the event of a conflict between the terms of this Amendment No. 6 and the Agreement, it is the intention of the parties that the terms of this Amendment No. 6 shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Agreement.

11. This Amendment No. 6 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

12. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenant and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 6 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY        AMERICAN CENTURY INVESTMENT
                                       SERVICES, INC.

By:    /s/ Olga Zalevsky               By:    /s/ William M. Lyons
       ------------------------------         ------------------------------
Name:  Olga Zalevsky                   Name:  William M. Lyons
Title: Assistant Actuary               Title: Executive Vice President

AMERICAN CENTURY MUTUAL FUNDS, INC.    AMERICAN CENTURY INVESTMENT
                                       MANAGEMENT, INC.
AMERICAN CENTURY QUANTITATIVE EQUITY
FUNDS, INC.

By:    /s/ Charles A. Etherington      By:    /s/ William M. Lyons
       ------------------------------         ------------------------------
Name:  Charles A. Etherington          Name:  William M. Lyons
Title: Assistant Vice President        Title: Executive Vice President

FUNDS DISTRIBUTOR, INC.

By:    /s/ Patrick McKeon
       ------------------------------
Name:
Title:

                                   EXHIBIT A
                              (SEPARATE ACCOUNTS)

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, UFC

                AMENDMENT NO. 7 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 7 TO FUND PARTICIPATION AGREEMENT is effective April 1, 2002, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS") and the investment advisor of the Issuer, AMERICAN CENTURY INVESMENT MANGAGEMENT, INC. ("Investment Advisor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, ACIS and Investment Advisor are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Original Agreement"), as amended April 18, 1996, July 2, 1996, July 1, 1997, June 30, 1998, December 22,
1998 and October 1, 2000 (the "Agreement"); and

WHEREAS, the Company desires to amend the Agreement in order to make available as investment options under specific Investor and Advisor Class shares of the Funds as set forth on Exhibit B attached hereto, which are made available by ACIS from time to time; and

WHEREAS, in connection with the revision of Funds available, the parties desire to amend the reimbursement provision as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. The first paragraph of the Agreement is hereby deleted in its entirety and the following paragraph shall be inserted in lieu thereof:

     "Hartford Life Insurance Company (the "Company"), the investment advisor to the Issuers, American Century Investment Management, Inc. ("Investment Advisor") and the ACIS of the funds, American Century Investment Services, Inc. ("ACIS") hereby agree to an arrangement whereby shares of Investor Class and Advisor Class Funds as set forth on Exhibit B, attached hereto, made available by ACIS from time to time (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by a registered investment company (collectively, the "Issuers"), shall be made available to serve as underlying investment media for participants under Allocated Group Deferred Annuity Contracts group annuity contracts and group funding contracts ("Contracts") offered by Company to plans in the Internal Revenue Code
     Section 457 Deferred Compensation Plan Market and to pension or profit-sharing plans in the Internal Revenue Code Sections 401 and 403 plan market subject to the following provisions:"

2. After the date hereof, the term "Funds" shall include the Funds listed on the attached Exhibit B.

3. Section 8 of the Agreement is hereby deleted in its entirety and the following Section 8 is substituted in lieu thereof:

"8.  COMPENSATION.

     (a) ACIS acknowledges that it will derive a substantial savings in administrative expenses, such as a reduction in expenses related to postage, shareholder communications and recordkeeping, by virtue of having a single shareholder account per Fund rather than having each Participant as a shareholder. In consideration of the Administrative Services and performance of all other obligations under this Agreement by the Company, ACIS will pay the Company a fee as set forth on EXHIBIT B of the average aggregate amount invested in the Accounts under the terms of this Agreement.

     "(b) In consideration of performance of the Distribution Services specified on EXHIBIT C by the Company, ACIS will pay the Company a fee (the "Distribution Fee") of 25 basis points (0.25%) of the average aggregate amount invested by the Company in Advisor Class shares of the Funds under this Agreement.

     "(c) The payments received by the Company under this SECTION 8 do not constitute payment in any manner for investment advisory services.

     "(d) For the purposes of computing the payment to the Company contemplated by this SECTION 8, the average aggregate amount invested in the Accounts in the Funds over a one month period shall be computed by totaling the Plans' aggregate investment (share net asset value multiplied by total number of shares of the Funds held by the Plans) on each Business Day during the month and dividing by the total number of Business Days during such month.

     "(e) ACIS will calculate the amount of the payment to be made pursuant to this SECTION 8 at the end of each calendar quarter and will make such payment to the Company within 30 days thereafter. The check for such payment will be accompanied by a statement showing the calculation of the amounts being paid by ACIS for the relevant months and such other supporting data as may be reasonably requested by the Company and shall be mailed to:

                                      Hartford Life Insurance Company
                                      P.O. Box 2999
                                      Hartford, CT 06104-2999
                                      Attention: Greg Bubnash
                                      Phone: 860-843-8214
                                      Fax: 860-843-8686"

4. Section 12 of the Agreement is amended by deleting section (e) in its entirety and substituting the following language in lieu thereof:

     "e. immediately upon assignment of this Agreement."

The following language is hereby added as Section (g):

     "g. by a vote of a majority of the independent directors, acting in good faith and in light of their fiduciary duties under federal and applicable state laws."

5. The first sentence of Section 18 is hereby deleted and the following language is substituted in lieu thereof:

     "No party may assign this Agreement, in whole or in part, nor delegate any part of the performance of duties required by this Agreement and will be terminated upon any attempted assignment.

6. In the event of a conflict between the terms of this Amendment No. 7 and the Agreement, it is the intention of the parties that the terms of this Amendment No. 7 shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment No. 7, the parties hereby confirm and ratify the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 7 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY          AMERICAN CENTURY INVESTMENT
                                         SERVICES, INC.

By:    /s/ Eric Wietsma                  By:    /s/ William M. Lyons
       --------------------------------         --------------------------------
Name:  Eric Wietsma                      Name:  William M. Lyons
Title: Vice President                    Title: Executive Vice President

                                         AMERICAN CENTURY INVESTMENT
                                         MANAGEMENT, INC.

                                         By:    /s/ William M. Lyons
                                                --------------------------------
                                         Name:  William M. Lyons
                                         Title: President

                                   EXHIBIT B

                        FUNDS AVAILABLE/APPLICABLE FEES

INVESTOR AND ADVISOR CLASS FUNDS AVAILABLE                         APPLICABLE FEES
-------------------------------------------------------------------------------------------------
Ultra Fund                                          30 bps effective 4/1/02
                                                    35 bps effective 4/1/03
Balanced Fund                                  )
Emerging Markets Fund                          )
Equity Income Fund                             )
Global Growth Fund                             )
Growth Fund                                    )    35 bps on new assets under
Heritage Fund                                  )    management greater than or
High-Yield Fund                                )    equal to $90 million
International Bond Fund                        )    25 bps on all assets under
International Growth Fund                      )    management less than $90
Large Company Value Fund                       )    million
Select Fund                                    )
Small Cap Quantitative Fund                    )
Strategic Allocation: Conservative Fund        )
Strategic Allocation: Moderate Fund            )
Strategic Allocation: Aggressive Fund          )
Value Fund                                     )
Vista Fund                                     )
Diversified Bond Fund                          )
Equity Growth Fund                             )    25 bps
Ginnie Mae Fund                                )
Income & Growth Fund                           )
Inflation Adjusted Bond Fund                   )

                                   EXHIBIT C

                             DISTRIBUTION SERVICES

Pursuant to the Agreement to which this is attached, the Company shall perform distribution services for Advisor Class shares of the Funds, including, but not limited to, the following:

1. Receive and answer correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports.

2. Provide facilities to answer questions from prospective investors about Fund shares.

3. Assist investors in completing application forms and selecting dividend and other account options.

4. Provide other reasonable assistance in connection with the distribution of Fund shares.

                AMENDMENT NO. 8 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 8 TO FUND PARTICIPATION AGREEMENT is effective July 14, 2003, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS") and the investment advisor of the Issuer, AMERICAN CENTURY INVESMENT MANGAGEMENT, INC. ("Investment Advisor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, ACIS and Investment Advisor are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Original Agreement"), as amended April 18, 1996, July 2, 1996, July 1, 1997, June 30, 1998, December 22,
1998, October 1, 2000 and April 1, 2002 (the "Agreement"); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of certain Fund or Funds.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

       1.   Schedule B shall be replaced by the attached Schedule B.

       2. This Amendment may be executed in counterparts, each of which shall be an original and both of which shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 8 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY         AMERICAN CENTURY INVESTMENT MANAGEMENT
                                        INC.

Name:   /s/ Eric Wietsma                Name:   /s/ William M. Lyons
        ------------------------------          ------------------------------
        Eric Wietsma                            William M. Lyons
Title:  Vice President                  Title:  President

AMERICAN CENTURY INVESTMENT SERVICES, INC.

Name:   /s/ William M. Lyons
        ------------------------------
        William M. Lyons
Title:  President

                                   EXHIBIT B

                        Funds Available/Applicable Fees

INVESTOR AND ADVISOR CLASS FUNDS AVAILABLE                         APPLICABLE FEES
-------------------------------------------------------------------------------------------------
Ultra Fund                                          30 bps effective 4/1/02
                                                    35 bps effective 4/1/03
Balanced Fund                                  )
Emerging Markets Fund                          )
Equity Income Fund                             )
Global Growth Fund                             )
Growth Fund                                    )    35 bps on new assets
Heritage Fund                                  )    under management
High-Yield Fund                                )    greater than or equal
International Bond Fund                        )    to $90 million
International Growth Fund                      )    25 bps on all assets
Real Estate Fund                               )    under management
Large Company Value Fund                       )    less than $90 million
Select Fund                                    )
Small Company Fund                             )
Strategic Allocation: Conservative Fund        )
Strategic Allocation: Moderate Fund            )
Strategic Allocation: Aggressive Fund          )
Value Fund                                     )
Vista Fund                                     )
Diversified Bond Fund                          )
Equity Growth Fund                             )    25 bps
Ginnie Mae Fund                                )
Income & Growth Fund                           )
Inflation Adjusted Bond Fund                   )

                AMENDMENT NO. 9 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 9 TO FUND PARTICIPATION AGREEMENT is effective 5-19, 2004, by and among HARTFORD LIFE INSURANCE COMPANY (the "Company"), AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS") and the investment advisor of the Issuer, AMERICAN CENTURY INVESMENT MANGAGEMENT, INC.("Investment Advisor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, the Company, ACIS and Investment Advisor are parties to a certain Fund Participation Agreement dated April 7, 1992, (the "Original Agreement"), as amended April 18, 1996, July 2, 1996, July 1, 1997, June 30, 1998, December 22,
1998, October 1, 2000, April 1, 2002 and July 14, 2003 (the "Agreement"); and

WHEREAS, the Company desires to amend the Agreement to expand the number of classes of Funds available under the Agreement, which are made available by ACIS from time to time; and

WHEREAS, in connection with the revision of Funds available, the parties desire to amend the reimbursement provisions as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1. The first paragraph of the Agreement is hereby deleted in its entirety and the following paragraph shall be inserted in lieu thereof:

     "Hartford Life Insurance Company (the "Company"), the investment advisor to the Issuers, American Century Investment Management, Inc. ("Investment Advisor") and the distributor of the funds, American Century Investment Services, Inc. ("ACIS") hereby agree to an arrangement whereby shares of Investor Class, Advisor, Institutional, A and/or R Class Funds made available by ACIS from time to time (the "Funds"), each of which is a series of mutual fund shares registered under the Investment Company Act of 1940, as amended, and issued by a registered investment company (collectively, the "Issuers"), shall be made available to serve as underlying investment media for participants under Allocated Group Deferred Annuity Contracts group annuity contracts and group funding contracts ("Contracts") offered by Company to plans in the Internal Revenue Code
     Section 457 Deferred Compensation Plan Market and to pension or profit-sharing plans in the Internal Revenue Code Sections 401 and 403 plan market subject to the following provisions:"

2. Exhibit B is hereby deleted in its entirety and the attached Exhibit B is substituted in lieu thereof.

3. Section 8(b) is hereby deleted in its entirety and the following Section 8(b) is substituted in lieu thereof:

     "(b) In consideration of performance of the Distribution Services specified on EXHIBIT C by the Company, ACIS will pay the Company a fee (the "Distribution Fee") of 25 basis points (0.25%) of the average aggregate amount invested by the Company in Advisor and/or A Class shares of the Funds under this Agreement and 50 basis points (0.50%) of the average aggregate amount invested by the Company in R Class shares of the Funds under this Agreement."

4. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

5. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

6. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenant and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 9 as of the date first above written.

HARTFORD LIFE INSURANCE COMPANY         AMERICAN CENTURY INVESTMENT SERVICES,
                                        INC.

By:     /s/ David Levenson              By:     /s/ William M. Lyons
        ------------------------------          ------------------------------
Name:   David Levenson                  Name:   William M. Lyons
Title:  Senior Vice President           Title:  President

                                        AMERICAN CENTURY INVESTMENT
                                        MANAGEMENT, INC.

                                        By:     /s/ William M. Lyons
                                                ------------------------------
                                        Name:   William M. Lyons
                                        Title:  President

                                   EXHIBIT B

               APPLICABLE CLASSES AND ADMINISTRATIVE SERVICE FEES

Investor Class

No Administrative Services Fee shall be paid on any Funds in these classes with an expense ratio of 45 basis points or below. An Administrative Services Fee of 25 basis points shall be paid on any such Funds with an expense ratio of 46 basis points to 74 basis points. An Administrative Services Fee in accordance with the schedule below shall be paid on any such Funds with an expense ratio greater than or equal to 75 basis points.

Ultra Fund shall receive a flat 35 basis points on all assets

Advisor Class

No Administrative Services Fee shall be paid on any Advisor and/or A Class Funds with an expense ratio less than or equal to 70 basis points. An Administrative Services Fee of 25 basis points shall be paid on any Advisor Funds with an expense ratio of 71 basis points to 99 basis points. An Administrative Services Fee in accordance with the schedule below shall be paid on any Advisor Class Funds with an expense ratio greater than or equal to 100 basis points.

                TOTAL ASSETS (INVESTOR & ADVISOR)
TIER                 EXCLUDES THE ULTRA FUND                 FEE
------------------------------------------------------------------------
Tier 1                $90,000,000 and below            25 basis points
Tier 2                $90,000,000 and above            35 basis points

Ultra Fund shall receive a flat 35 basis points on all assets

A Class (@ NAV)

No Administrative Services Fee shall be paid in any A Class Funds with an expense ratio less than or equal to 70 basis points. An Administrative Services Fee of 25 basis points shall be paid on any A Class Funds with an expense ratio of 71 basis points to 99 basis points. An Administrative Services Fee of 35 basis points shall be paid on any A Class Funds with an expense ratio greater than or equal to 100 basis points.

Institutional Class

No Administrative Services Fee shall be paid in any Institutional Class Funds with an expense ratio less than or equal to 54 basis points. An Administrative Services Fee of 15 basis points shall be paid on any Institutional Class Funds with an expense ratio greater than or equal to 55 basis points.

R Class

No Administrative Services Fee shall be paid on any R Class Funds with an expense ratio less than or equal to 95 basis points. An Administrative Services Fee of 25 basis points shall be paid on any R Class Funds with an expense ratio of 96 basis points to 124 basis points. An Administrative Services Fee of 35 basis points shall he paid on any R Class Funds with an expense ratio greater than or equal to 125 basis points.

The expense ratio of each Fund is set forth in each Fund's then-current prospectus.